FOR FURTHER INFORMATION:
                               Media Relations:            Investor Relations:
                               Jim Vitak                   Daragh Porter
                               (614) 790-3715              (859) 815-3825
                               jevitak@ashland.com         dlporter@ashland.com

                               FOR IMMEDIATE RELEASE
                               JULY 25, 2005


ASHLAND INC. REPORTS RECORD EARNINGS
FROM OPERATIONS FOR JUNE QUARTER

Covington, Ky. - The following was issued today by Ashland Inc. (NYSE:ASH):

                    FISCAL 2005: JUNE QUARTER HIGHLIGHTS
o  Completion  of MAP  Transaction  results  in a $1.5  billion  net gain
o  Operating income up 40 percent to a record $410 million
o  Chemical  Sector  operating  income  up 40  percent  to $105  million
o Transportation Construction Sector operating income up 7 percent to a record $46 million in spite of higher energy prices

                        QUARTER ENDED JUNE 30, 2005

                                                             Businesses      MAP
                                                              Sold and    Transaction
                                                 Ongoing      Interest      and Debt                 Quarter ended
In millions except earnings per share           Businesses   Eliminated    Repayments    TOTAL       June 30, 2004
---------------------------------------------------------------------------------------------------------------------------
Operating income                                 $ 99         $ 311       $     -      $   410           $ 292
Net income                                       $ 58         $ 173       $ 1,536      $ 1,767           $ 161
Diluted net income per share                     $ .78        $ 2.31      $ 20.56      $ 23.65           $2.26



         Ashland Inc. today reported net income of $1.8 billion for the quarter ended June 30, the third quarter of the company's 2005 fiscal year. These results include a $1.5 billion net gain on the sale of Ashland's 38-percent interest in Marathon Ashland Petroleum LLC, its maleic anhydride business and 60 Valvoline Instant Oil Change centers (collectively referred to as the "MAP Transaction") and the repayment of most of Ashland's debt with the proceeds. (See page 5 of the attached financial statements for an analysis of Ashland's earnings.) Excluding this gain, net income for the June 2005 quarter was $231 million, or $3.09 a share, compared to $161 million, or $2.26 a share, for the quarter last year.




                                   -more-

         "The  completion of the MAP  Transaction  marked an  extraordinary milestone in Ashland's history," said James J. O'Brien, Ashland Inc. chairman and chief executive officer. "After 81 years in the petroleum refining and marketing industry, Ashland is now focused on growth as a two-sector company with operations in chemicals and transportation construction."
         O'Brien noted that the company is pleased with its June quarter performance. "Both the Chemical and Transportation Construction Sectors reported higher profits - up 40 percent and 7 percent, respectively - due mainly to improving margins."
         Commenting on operations, O'Brien said operating income from refining and marketing was $290 million for the June 2005 quarter. Strong margins throughout the quarter enabled the 41-percent improvement over the 2004 June quarter.
         The Transportation Construction Sector, commercially known as Ashland Paving And Construction, Inc. (APAC), reported operating income of $46 million for the June 2005 quarter, compared to $43 million in the 2004 quarter. APAC achieved record third-quarter operating income despite rising hydrocarbon costs. At June 30, APAC's construction backlog, which consists of work awarded and funded but not yet performed, was $2.1 billion, up 12 percent from the same period last year.
         The Chemical Sector, which includes the Ashland Distribution, Valvoline and Ashland Specialty Chemical divisions, performed well during the quarter. Operating income amounted to $105 million for the June 2005 quarter, a 40-percent improvement over the June 2004 quarter. Margins drove stronger earnings.
         Ashland Distribution achieved record operating income for the June 2005 quarter of $36 million, marking the sixth consecutive record quarter in operating income. The division has sustained its exceptional performance by maintaining margins in the face of rising raw material costs, managing expenses and aggressively expanding its sales reach. Margin improvement more than offset a volume decline of 4 percent.
         Valvoline's operating income for the June 2005 quarter was $26 million, down 13 percent primarily due to the combination of a 4-percent decrease in lubricant sales volumes in a soft motor oil market and higher raw material costs. Valvoline International reported a record quarter, with operating income improving by 31 percent due mainly to better earnings from operations in Europe.
         Ashland Specialty Chemical reported operating income for the June 2005 quarter of $43 million, up 95 percent over the 2004 quarter. Strong performance resulted from better margins coupled with a 6-percent volume increase. Margin improvement reflects rising prices and partial abatement of rising raw material costs.

                                  -more-

Ashland Inc. reports record earnings from operations for June quarter, page 3



          "Third quarter results were encouraging," said O'Brien. "Our solid financial performance is a testament to process improvement across Ashland's businesses. As we continue to make progress in both Sectors, we are confident about our ability to perform well during the remainder of fiscal 2005.
         In other corporate developments, Ashland announced last week that its board of directors authorized the purchase of up to $270 million of its common shares.
         Today at 12:45 p.m. (ET), Ashland will provide a live audio webcast of its quarterly presentation to securities analysts. The webcast will be accessible through Ashland's website, www.ashland.com. Following the live event, an archived version of the webcast will be available for 12 months at www.ashland.com/investors.
          Ashland  Inc.   (NYSE:   ASH)  is  a  Fortune  500  chemical  and
transportation construction company providing products, services and customer solutions throughout the world. To learn more about Ashland, visit www.ashland.com.


                                    -0-



FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, with respect to Ashland's operating performance. These estimates are based upon a number of assumptions, including those mentioned within this news release. Such estimates are also based upon internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, weather, operating efficiencies and economic conditions, such as prices, supply and demand, cost of raw materials, and legal proceedings and claims (including environmental and asbestos matters). Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur. Other factors and risks affecting Ashland are contained in Ashland's Form 10-K, as amended, for the fiscal year ended Sept. 30, 2004. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this release.

Ashland Inc. and Consolidated Subsidiaries                                                                                  Page 1
STATEMENTS OF CONSOLIDATED INCOME
(In millions except per share data - unaudited)
                                                                                  Three months ended          Nine months ended
                                                                                       June 30                     June 30
                                                                                -----------------------    ------------------------
                                                                                   2005         2004          2005          2004
                                                                                ----------   ----------    -----------   ----------
REVENUES
     Sales and operating revenues                                               $   2,492    $   2,206     $    6,731    $   5,967
     Equity income                                                                    315          221            530          277
     Other income                                                                      14           12             49           34
                                                                                ----------   ----------    -----------   ----------
                                                                                    2,821        2,439          7,310        6,278
COSTS AND EXPENSES
     Cost of sales and operating expenses                                           2,074        1,844          5,678        5,002
     Selling, general and administrative expenses                                     337          303            957          882
                                                                                ----------   ----------    -----------   ----------
                                                                                    2,411        2,147          6,635        5,884
                                                                                ----------   ----------    -----------   ----------
OPERATING INCOME                                                                      410          292            675          394
     Gain on the MAP Transaction (a)                                                1,295            -          1,295            -
     Loss on early retirement of debt                                                (143)           -           (145)           -
     Net interest and other financial costs                                           (31)         (29)           (89)         (88)
                                                                                ----------   ----------    -----------   ----------
INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                                                            1,531          263          1,736          306
     Income taxes                                                                     236          (96)           157         (111)
                                                                                ----------   ----------    -----------   ----------
INCOME FROM CONTINUING OPERATIONS                                                   1,767          167          1,893          195
     Results from discontinued operations (net of income taxes)                         -           (6)             -          (16)
                                                                                ----------   ----------    -----------   ----------
NET INCOME                                                                      $   1,767    $     161     $    1,893    $     179
                                                                                ==========   ==========    ===========   ==========

DILUTED EARNINGS PER SHARE
     Income from continuing operations                                          $   23.65    $    2.35     $    25.48    $    2.75
     Results from discontinued operations                                               -         (.09)             -         (.22)
                                                                                ----------   ----------    -----------   ----------
     Net income                                                                 $   23.65    $    2.26     $    25.48    $    2.53
                                                                                ==========   ==========    ===========   ==========

AVERAGE COMMON SHARES AND ASSUMED CONVERSIONS                                          75           71             74           71

SALES AND OPERATING REVENUES
     APAC                                                                       $     713    $     698     $    1,713    $   1,755
     Ashland Distribution                                                             987          840          2,837        2,326
     Ashland Specialty Chemical                                                       484          366          1,318        1,017
     Valvoline                                                                        354          330            987          945
     Intersegment sales                                                               (46)         (28)          (124)         (76)
                                                                                ----------   ----------    -----------   ----------
                                                                                $   2,492    $   2,206     $    6,731    $   5,967
                                                                                ==========   ==========    ===========   ==========
OPERATING INCOME
     APAC                                                                       $      46    $      43     $        6    $      41
     Ashland Distribution                                                              36           23             95           56
     Ashland Specialty Chemical                                                        43           22            104           63
     Valvoline                                                                         26           30             69           75
     Refining and Marketing (b)                                                       290          205            486          232
     Corporate                                                                        (31)         (31)           (85)         (73)
                                                                                ----------   ----------    -----------   ----------
                                                                                $     410    $     292     $      675    $     394
                                                                                ==========   ==========    ===========   ==========

----------
(a) "MAP Transaction" refers to the June 30, 2005 transfer of Ashland's 38% interest in Marathon Ashland Petroleum LLC (MAP), Ashland's maleic anhydride business and 60 Valvoline Instant Oil Change centers in Michigan and northwest Ohio to Marathon Oil Corporation in a transaction valued at approximately $3.7 billion.
(b) Includes Ashland's equity income from MAP, amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.


Ashland Inc. and Consolidated Subsidiaries                                                                                    Page 2
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions - unaudited)

                                                                                                              June 30
                                                                                                     ---------------------------
                                                                                                        2005           2004
                                                                                                     -----------    ------------
ASSETS
     Current assets
         Cash and cash equivalents                                                                   $      692     $       183
         Accounts receivable proceeds from the MAP Transaction                                              913               -
         Accounts receivable                                                                              1,520           1,217
         Inventories                                                                                        567             510
         Deferred income taxes                                                                              113             115
         Other current assets                                                                               125             204
                                                                                                     -----------    ------------
                                                                                                          3,930           2,229

     Investments and other assets
         Investment in MAP                                                                                    -           2,568
         Goodwill                                                                                           576             513
         Asbestos insurance receivable (noncurrent portion)                                                 374             400
         Deferred income taxes                                                                              160               -
         Other noncurrent assets                                                                            501             339
                                                                                                     -----------    ------------
                                                                                                          1,611           3,820

     Property, plant and equipment
         Cost                                                                                             3,219           3,043
         Accumulated depreciation, depletion and amortization                                            (1,839)         (1,825)
                                                                                                     -----------    ------------
                                                                                                          1,380           1,218
                                                                                                     -----------    ------------

                                                                                                     $    6,921     $     7,267
                                                                                                     ===========    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities
         Debt due within one year                                                                    $       78     $       204
         Trade and other payables                                                                         1,358           1,384
         Income taxes                                                                                        71              15
                                                                                                     -----------    ------------
                                                                                                          1,507           1,603

     Noncurrent liabilities
         Long-term debt (less current portion)                                                               90           1,338
         Employee benefit obligations                                                                       444             394
         Deferred income taxes                                                                                -             313
         Reserves of captive insurance companies                                                            190             196
         Asbestos litigation reserve (noncurrent portion)                                                   534             565
         Other long-term liabilities and deferred credits                                                   409             358
                                                                                                     -----------    ------------
                                                                                                          1,667           3,164

     Common stockholders' equity                                                                          3,747           2,500
                                                                                                     -----------    ------------

                                                                                                     $    6,921     $     7,267
                                                                                                     ===========    ============

Ashland Inc. and Consolidated Subsidiaries                                                                               Page 3
STATEMENTS OF CONSOLIDATED CASH FLOWS
(In millions - unaudited)
                                                                                                         Nine months ended
                                                                                                              June 30
                                                                                                    ----------------------------
                                                                                                        2005            2004
                                                                                                    ------------    ------------
CASH FLOWS FROM OPERATIONS
     Income from continuing operations                                                              $     1,893     $       195
     Adjustments to reconcile to cash flows from operations
         Depreciation, depletion and amortization (a)                                                       141             144
         Deferred income taxes                                                                             (515)             70
         Equity income from affiliates                                                                     (530)           (277)
         Distributions from equity affiliates                                                               277             156
         Gain on the MAP Transaction                                                                     (1,295)              -
         Loss on early retirement of debt                                                                   145               -
         Change in operating assets and liabilities (b)                                                    (128)           (213)
         Other items                                                                                         (5)              2
                                                                                                    ------------    ------------
                                                                                                            (17)             77
CASH FLOWS FROM FINANCING
     Proceeds from issuance of common stock                                                                 100              86
     Repayment of long-term debt                                                                         (1,477)            (75)
     Increase (decrease) in short-term debt                                                                 (40)              8
     Cash dividends paid                                                                                    (60)            (57)
                                                                                                    ------------    ------------
                                                                                                         (1,477)            (38)
CASH FLOWS FROM INVESTMENT
     Additions to property, plant and equipment (a) (c)                                                    (285)           (121)
     Purchase of operations - net of cash acquired                                                         (152)             (5)
     Cash proceeds from sale of operations (d)                                                            2,397              48
     Other - net                                                                                              9              13
                                                                                                    ------------    ------------
                                                                                                          1,969             (65)
                                                                                                    ------------    ------------
CASH PROVIDED (USED) BY CONTINUING OPERATIONS                                                               475             (26)
     Cash used by discontinued operations                                                                   (26)            (14)
                                                                                                    ------------    ------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                    $       449     $       (40)
                                                                                                    ============    ============

DEPRECIATION, DEPLETION AND AMORTIZATION
     APAC                                                                                           $        67     $        71
     Ashland Distribution                                                                                    13              13
     Ashland Specialty Chemical                                                                              33              31
     Valvoline                                                                                               20              20
     Corporate                                                                                                8               9
                                                                                                    ------------    ------------
                                                                                                    $       141     $       144
                                                                                                    ============    ============
ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
     APAC                                                                                           $       155     $        29
     Ashland Distribution                                                                                    16               5
     Ashland Specialty Chemical                                                                              41              33
     Valvoline                                                                                               52              13
     Corporate                                                                                               21              41
                                                                                                    ------------    ------------
                                                                                                    $       285     $       121
                                                                                                    ============    ============

----------
(a) Excludes amounts related to equity affiliates. Ashland's 38 percent share of MAP's DD&A was $119 million in 2005 and $113 million in 2004, and its share of MAP's capital expenditures was $247 million in 2005 and $209 million in 2004.
(b) Excludes changes resulting from operations acquired or sold. Amount for 2005 includes a $150 million reduction in accounts receivable sold under a sale of receivables financing program.
(c) Amount for 2005 includes $101 million for purchases of previously leased assets with proceeds from the MAP Transaction.
(d) Amount for 2005 includes cash proceeds (net of expenses) of $2,381 million from the MAP Transaction.

Ashland Inc. and Consolidated Subsidiaries                                                                              Page 4
OPERATING INFORMATION BY INDUSTRY SEGMENT
(Unaudited)
                                                                          Three months ended             Nine months ended
                                                                                June 30                       June 30
                                                                       --------------------------    --------------------------
                                                                          2005           2004           2005           2004
                                                                       -----------    -----------    -----------    -----------
APAC
     Construction backlog at June 30 (millions) (a)                                                  $    2,100     $    1,869
     Net construction job revenues (millions) (b)                      $      424     $      409     $      966     $      982
     Hot-mix asphalt production (million tons)                                9.5            9.9           21.0           22.7
     Aggregate production (million tons)                                      8.3            8.1           22.6           21.0
ASHLAND DISTRIBUTION (c)
     Sales per shipping day (millions)                                 $     15.4     $     13.3     $     15.1     $     12.3
     Gross profit as a percent of sales                                      10.0%            9.8%           9.8%           9.7%
ASHLAND SPECIALTY CHEMICAL (c)
     Sales per shipping day (millions)                                 $      7.6     $      5.8     $      7.0     $      5.3
     Gross profit as a percent of sales                                      27.6%          27.3%          26.3%          28.8%
VALVOLINE
     Lubricant sales (million gallons)                                       48.1           50.0          131.4          141.3
     Premium lubricants (percent of U.S. branded volumes)                    24.3%          22.0%          23.5%          21.0%
REFINING AND MARKETING (d)
     Refinery runs (thousand barrels per day)
         Crude oil refined                                                  1,012          1,013            970            900
         Other charge and blend stocks                                        175            142            182            174
     Refined product yields (thousand barrels per day)
         Gasoline                                                             636            623            619            596
         Distillates                                                          328            323            316            285
         Asphalt                                                               97             85             83             70
         Other                                                                140            138            150            136
                                                                       -----------    -----------    -----------    -----------
         Total                                                              1,201          1,169          1,168          1,087
     Refined product sales (thousand barrels per day) (e)                   1,477          1,440          1,421          1,367
     Refining and wholesale marketing margin (per barrel) (f)          $     6.69     $     5.27     $     4.58     $     2.87
     Speedway SuperAmerica (SSA)
         Retail outlets at June 30                                                                        1,647          1,746
         Gasoline and distillate sales (million gallons)                      822            802          2,360          2,371
         Gross margin - gasoline and distillates (per gallon)          $    .1211     $    .1192     $    .1165     $    .1161
         Merchandise sales (millions)                                  $      645     $      600     $    1,786     $    1,668
         Merchandise margin (as a percent of sales)                          25.2%          23.4%          25.2%          24.4%

----------
(a) Includes APAC's proportionate share of the backlog of unconsolidated joint ventures.
(b)  Total construction job revenues, less subcontract costs.
(c) Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses.
(d) Amounts represent 100% of MAP's operations, in which Ashland owned a 38% interest until June 30, 2005.
(e) Total average daily volume of all refined product sales to MAP's wholesale, branded and retail (SSA) customers.
(f) Sales revenue less cost of refinery inputs, purchased products and manufacturing expenses, including depreciation.

Ashland Inc. and Consolidated Subsidiaries                                                                                  Page 5
COMPONENTS OF INCOME FROM  CONTINUING  OPERATIONS  (In millions  except per share data - unaudited)

                                                                                 THREE MONTHS ENDED JUNE 30, 2005
                                                                -------------------------------------------------------------------
                                                                                  Businesses       Impact of MAP
                                                                                   Sold and         Transaction
                                                                   Ongoing         Interest          and Debt
                                                                 Businesses       Eliminated        Repayments          Total
                                                                --------------   --------------    --------------   ---------------
OPERATING INCOME
     APAC                                                       $          46    $                 $                $           46
     Ashland Distribution                                                  36                                                   36
     Ashland Specialty Chemical                                            41                2                                  43
     Valvoline                                                             26                -                                  26
     Refining and Marketing                                               (19)             309                                 290
     Corporate                                                            (31)                                                 (31)
                                                                --------------   --------------    --------------   ---------------
OPERATING INCOME                                                           99              311                 -               410
     Gain on the MAP Transaction                                            -                              1,295             1,295
     Loss on early retirement of debt                                       -                               (143)             (143)
     Net interest and other financial costs                                (3)             (28)                                (31)
                                                                --------------   --------------    --------------   ---------------
INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                                                   96              283             1,152             1,531
     Income taxes                                                         (38)            (110)              384               236
                                                                --------------   --------------    --------------   ---------------
INCOME FROM CONTINUING OPERATIONS                                          58              173             1,536             1,767
     Results from discontinued operations                                   -                                                    -
                                                                --------------   --------------    --------------   ---------------
NET INCOME                                                      $          58    $         173     $       1,536    $        1,767
                                                                ==============   ==============    ==============   ===============

DILUTED EARNINGS PER SHARE
     Income from continuing operations                          $         .78    $        2.31     $       20.56    $        23.65
     Results from discontinued operations                                   -                                                    -
                                                                --------------   --------------    --------------   ---------------
     Net income                                                 $         .78    $        2.31     $       20.56    $        23.65
                                                                ==============   ==============    ==============   ===============


                                                                                 NINE MONTHS ENDED JUNE 30, 2005
                                                                -------------------------------------------------------------------
                                                                                  Businesses       Impact of MAP
                                                                                   Sold and         Transaction
                                                                   Ongoing         Interest          and Debt
                                                                 Businesses       Eliminated        Repayments          Total
                                                                --------------   --------------    --------------   ---------------
OPERATING INCOME
     APAC                                                       $           6    $                 $                $            6
     Ashland Distribution                                                  95                                                   95
     Ashland Specialty Chemical                                           101                3                                 104
     Valvoline                                                             68                1                                  69
     Refining and Marketing                                               (34)             520                                 486
     Corporate                                                            (85)                                                 (85)
                                                                --------------   --------------    --------------   ---------------
OPERATING INCOME                                                          151              524                 -               675
     Gain on the MAP Transaction                                            -                              1,295             1,295
     Loss on early retirement of debt                                       -                               (145)             (145)
     Net interest and other financial costs                                (7)             (82)                                (89)
                                                                --------------   --------------    --------------   ---------------
INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                                                  144              442             1,150             1,736
     Income taxes                                                         (55)            (173)              385               157
                                                                --------------   --------------    --------------   ---------------
INCOME FROM CONTINUING OPERATIONS                                          89              269             1,535             1,893
     Results from discontinued operations                                   -                                                    -
                                                                --------------   --------------    --------------   ---------------
NET INCOME                                                      $          89    $         269     $       1,535    $        1,893
                                                                ==============   ==============    ==============   ===============

DILUTED EARNINGS PER SHARE
     Income from continuing operations                          $        1.20    $        3.62     $       20.66    $        25.48
     Results from discontinued operations                                   -                                                    -
                                                                --------------   --------------    --------------   ---------------
     Net income                                                 $        1.20    $        3.62     $       20.66    $        25.48
                                                                ==============   ==============    ==============   ===============